FINANCIAL ADVISORY AGREEMENT


         This Agreement is made and entered into as of the 1st day of October, 1998, between PSI INDUSTRIES, INC. (the "Company") and MERIT CAPITAL ASSOCIATES, INC. (the "Financial Advisor").

                              W I T N E S S E T H:

         WHEREAS, the Company is seeking financial advice regarding financing activities, possible business combinations and other financial advisory and investment banking matters; and

         WHEREAS, the Financial Advisor is willing to furnish business and financial related advice and services to the Company on the terms and conditions hereinafter set froth.

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. PURPOSE. The Company hereby engages the Financial Advisor on a
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non-exclusive basis for the term specified in this Agreement to render financial and business advisory consulting advice to the Company upon the terms and conditions set forth herein. This Agreement is meant to formalize an oral understanding arrived at between the Company and the Financial Advisor in the fall of 1996.

         2. DUTIES OF THE FINANCIAL ADVISOR. During the term of this Agreement,
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the Financial Advisor will provide the Company with consulting advice as specified below at the request of the Company, provided that the Financial Advisor shall not be required to undertake duties not reasonably within the scope of the consulting advisory service in which the Financial Advisor is engaged generally. In performance of these duties, the Financial Advisor shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the parties that the value of the Financial Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Financial Advisor's discretion.

         The Financial Advisor's duties may include, but will not necessarily be limited to, rendering the following services to the Company:

                  (a) Study and review the business, operations and historical performance of the Company so as to enable the Financial Advisor to provide advice to the Company;


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                  (b) Assist the Company in attempting to formulate the optimum strategy to meet the Company's working capital and capital resources needs during the period of this Agreement;

                  (c) Prepare a plan to assist the Company to attract market makers for the Company's stock, and to assist in bringing more market visibility to the Company's stock;

                  (d) Consult with Company management on an as-needed basis regarding general business issues and their effect on investors;

                  (e) Assist in the formulation of the terms and structure of any reasonable proposed business combination transaction involving the Company;

                  (f) Assist the Company in formulating the terms and/or structure of a debt and/or equity financing in such amounts that the Company and the Financial Advisor agree are required for the purpose of financing the Company's operations; and

                  (g) Advise the Company as to the expected reaction of the financial community to any proposed business combination and/or financing, and assist in determining the optimum means of communicating the pertinent aspects, such as strategic consideration, benefits to the Company and financial impact, to the financial community.

         3. TERM. The term of this Agreement shall commence on the date of this
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Agreement and shall continue for a period of four (4) years form the date of this Agreement. This Agreement is terminable by either party upon fifteen (15) days' prior written notice with or without cause, provided, however, that no such termination shall effect the indemnification obligations of the Company as provided herein.

         4. COMPENSATION. As compensation for the services to be provided
            ------------
hereunder, the Company shall issue to the Financial Advisor 100,000 restricted shares of the Company's Common Stock. In addition, the Company agrees form time to time upon request to reimburse Financial Advisor for reasonable out-of-pocket expenses incurred.

         5. THE FINANCIAL ADVISOR AS AN INDEPENDENT CONTRACTOR. The Financial
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Advisor shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Financial Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

         6. INFORMATION. The Company recognizes and confirms that the Financial
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Advisor in acting pursuant to this Agreement may be using information in reports


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and other information provided by others, including, without limitation, information provided by or on behalf of the Company and that the Financial Advisor does not assume responsibility for and may rely, without the Company's independent verification, on the accuracy and completeness of any such reports and information. The Company hereby warrants that any information relating to the Company that is furnished to the Financial Advisor by the Company will be fair, accurate and complete and will not contain any material omissions or misstatements of fact. The Company agrees that any information or advice, without limitation, rendered by the Financial Advisor is for the confidential use of the Company, its Board of Directors and its shareholders in their evaluation of a Transaction or Transactions and, except as otherwise required by law, the Company will not and will not permit any other party to disclose any such advice or information in any manner without the Company's prior written consent.

         7. CONFIDENTIAL INFORMATION. The Company will furnish to the Financial
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Advisor in connection with performance of its services hereunder such information and materials ("Confidential Information") regarding the business and financial condition of the Company as the Financial Advisor may reasonably request from time to time. The Financial Advisor shall keep all Confidential Information so furnished to it confidential and shall use the same only in connection with the performance of the services hereunder. Except in the performance of its services hereunder, the Financial Advisor shall not disclose any Confidential Information to any third parties (other than its employees, advisors, agents and counsel who are engaged in assisting the Financial Advisor) except: (a) to the extent the information was in the public domain when received by the Financial Advisor; (b) to the extent that the information was, or without any prior disclosure thereof by the Financial Advisor becomes, lawfully obtainable by the Financial Advisor from other sources not under any obligation of confidentiality to the Company; and (c) to the extent required by applicable law.

         8. MISCELLANEOUS.
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            (a) Any notice of communication permitted or required
hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by certified or registered mail, return receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

         If to the Company:                 Dominick M. Seminara,
                                            Chief Executive Officer
                                            PSI Industries, Inc.
                                            1160-B South Rogers Circle
                                            Boca Raton, Florida  33487


         If to the Financial Advisor:       Scott Crane, Managing Director
                                            Merit Capital Associates, Inc.
                                            1221 Post Road East
                                            Westport, Connecticut  06880


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                  (b) This Agreement shall be binding upon and inure to the
benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

                  (c) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

                  (d) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

                  (e) This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Palm Beach County, Florida, and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Palm Beach County, Florida and of the federal courts in the Southern District of Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth in subparagraph (b) above.

                  (f) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Financial Advisor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       PSI INDUSTRIES, INC.

                                        By: /S/ DOMINICK M. SEMINARA
                                            ------------------------
                                            Dominick M. Seminara,
                                            Chief Executive Officer

                                        MERIT CAPITAL ASSOCIATES, INC.

                                        By: /S/ SCOTT CRANE
                                            ---------------
                                            Scott Crane, Managing Director


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